SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 18, 2011
LYONDELLBASELL INDUSTRIES N.V.
(Exact Name of Registrant as Specified in Charter)

The Netherlands	001-34726	98-0646235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Weena 737
3013 AM Rotterdam
The Netherlands
(Address of Principal Executive Offices)
Registrant’s Telephone number, including area code: 31 10 275 5500
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 7.01 Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-99.1
EX-99.2

Item 2.02. Results of Operations and Financial Condition.
     LyondellBasell Industries N.V. (the “Company”) has issued a press release this morning, February 18, 2011, announcing its earnings for the quarter and full year ended December 31, 2010, a copy of which is furnished herewith as exhibit 99.1.
Item 7.01 Regulation FD Disclosure
     As previously announced, the Company is holding a conference call to discuss its fourth quarter and full year 2010 results on February 18, 2011. Information about the call can be found in the press release that is furnished herewith as exhibit 99.1.
     A copy of the slide materials to be discussed on the conference call, which will be available at the time of the teleconference and afterwards, are furnished herewith as exhibit 99.2. The slides can be accessed on the Company’s website at www.lyondellbasell.com/earnings.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

99.1:	Press Release dated February 18, 2011.

99.2:	Presentation — LyondellBasell Industries Fourth Quarter 2010 Earnings

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LYONDELLBASELL INDUSTRIES N.V.
Date: February 18, 2011	By:	/s/ C. Kent Potter
C. Kent Potter
Executive Vice President

Exhibit Index

Exhibit	Description

99.1	Press Release dated February 18, 2011

99.2	Presentation — LyondellBasell Industries Fourth Quarter 2010 Earnings